UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A Information
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. 2)

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☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a‑12

RiceBran Technologies
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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RiceBran Technologies
6720 N. Scottsdale Road, Suite # 390
Scottsdale, Arizona 85253

SUPPLEMENT TO THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT
FOR THE 2016 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON WEDNESDAY, JUNE 22, 2016

The following information supplements, amends and, to the extent inconsistent, supersedes the corresponding information in the Notice of Annual Meeting of Shareholders and Proxy Statement (the “Proxy Statement”) of RiceBran Technologies (“RiceBran”, the “Company,” “we,” “us,” or “our”) dated May 11, 2016 as filed with the Securities and Exchange Commission (the “SEC”) and previously furnished to shareholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board of Directors” or the “Board”) for use at the Annual Meeting of Stockholders of the Company to be held at Scottsdale Plaza Resort, 7200 N. Scottsdale Road, Scottsdale, Arizona 85253, on Wednesday, June 22, 2016, at 9:00 a.m. local time, and any adjournments, reschedulings, continuations or postponements thereof (the “Meeting”), which is the same time and place specified in the Proxy Statement. This supplement to the Proxy Statement (this “Supplement”) is being filed with the SEC on June 2, 2016. THIS SUPPLEMENT CONTAINS IMPORTANT ADDITIONAL INFORMATION AND SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT. This Supplement is first being furnished to shareholders of RiceBran on or about June 2, 2016.

Only shareholders of record at the close of business on April 25, 2016 will be entitled to notice of and to vote at the Meeting, which is the same record date specified in the Proxy Statement.

Except as specifically amended or supplemented by the information contained in this Supplement, all information set forth in the Proxy Statement remains accurate and should be considered in casting your vote by proxy or in person at the Meeting.

RECENT DEVELOPMENTS

On May 31, 2016, certain purported shareholders representing that they own approximately 6.7% of the Company’s common stock sent notice (“Nominee Notice”) to the Company that they intend to nominate their five nominees to the Company’s Board of Directors at the Meeting pursuant to Article II, Section 12 of the Company’s bylaws. In addition, on June 1, 2016, those same purported shareholders presented a demand on the Company to inspect and obtain a list of the Company’s shareholders.

On June 1, 2016, LF-RB Management, LLC and certain other participants named therein filed a preliminary proxy statement and proxy card with the SEC in which it announced that it intends to solicit “votes” for the election of its five nominees set forth in its Nominee Notice to RiceBran’s Board at the Meeting. We are not responsible for the accuracy of any information provided by or relating to LF-RB Management contained in any proxy solicitation materials filed or disseminated by, or on behalf of, LF-RB Management or any other statements that LF-RB Management may otherwise make. LF-RB Management will choose which of our shareholders will receive its solicitation materials.

RICEBRAN’S BOARD URGES SHAREHOLDERS TO VOTE ON THE WHITE PROXY CARD FOR ALL OF THE BOARD’S NOMINEES STANDING FOR ELECTION TO THE BOARD AT THE MEETING, EACH OF WHOM IS DESCRIBED IN RICEBRAN’S PROXY STATEMENT. RICEBRAN’S BOARD FURTHER URGES ALL SHAREHOLDERS TO SIGN AND RETURN TODAY THE WHITE PROXY CARD INCLUDED WITH RICEBRAN’S PROXY STATEMENT MAILED ON OR ABOUT MAY 11, 2016 AND TO VOTE FOR ALL OF THE BOARD’S NOMINEES AND OTHER PROPOSALS SET FORTH IN RICEBRAN’S PROXY STATEMENT. WE STRONGLY URGE YOU NOT TO SIGN OR RETURN ANY PROXY CARD YOU MAY RECEIVE FROM LF-RB MANAGEMENT, LLC OR ANY OF ITS AFFILIATES.

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YOU CAN VOTE YOUR SHARES BY SIGNING AND DATING THE WHITE PROXY CARD INCLUDED WITH RICEBRAN’S PROXY STATEMENT MAILED ON OR ABOUT MAY 11, 2016 AND RETURNING IT IN THE POSTAGE-PAID RETURN ENVELOPE ALSO INCLUDED THEREWITH. YOU MAY ALSO VOTE BY INTERNET OR TELEPHONE BY FOLLOWING THE INSTRUCTIONS SET FORTH ON SUCH PROXY CARD.

YOUR VOTE IS VERY IMPORTANT. EVEN IF YOU PLAN TO ATTEND THE MEETING, WE REQUEST THAT YOU READ THE PROXY STATEMENT, AS SUPPLEMENTED, AND VOTE YOUR SHARES AS SOON AS POSSIBLE.

IF YOUR SHARES ARE HELD FOR YOU BY A BROKER, BANK OR NOMINEE, IT IS CRITICAL THAT YOU CAST YOUR VOTE BY INSTRUCTING YOUR BANK, BROKER OR OTHER NOMINEE USING THE WHITE VOTING INSTRUCTION FORM PROVIDED ON HOW TO VOTE IF YOU WANT YOUR VOTE TO BE COUNTED AT THE MEETING.

Note Regarding Proxy Materials

If shareholders have any questions, require assistance with voting the WHITE proxy card, or need additional copies of the proxy materials, please contact:

Morrow & Co., LLC
Mail: 470 West Avenue, Stamford, CT 08902
Stockholders Call Toll Free: 800-662-5200
Banks and Brokers Call Collect: 203-658-9400
Email: ricebran@morrowco.com

MISCELLANEOUS INFORMATION

Participants in the Solicitation

Under applicable SEC regulations, members of the Board and certain officers and employees of the Company are “participants” with respect to the Company’s solicitation of proxies in connection with the Meeting. Certain information concerning these “participants” is set forth in the Proxy Statement and in Annex A hereto.

Solicitation of Proxies; Expenses

As a result of LF-RB Management’s intended proxy solicitation, we will incur additional costs in connection with our solicitation of proxies. We have retained Morrow & Co. LLC (“Morrow”), 470 West Avenue, Stamford, Connecticut 06902, to assist us in the solicitation of proxies for a fee of $75,000. RiceBran has agreed to indemnify Morrow against certain liabilities arising out of or in connection with Morrow’s engagement. Proxies may be solicited by mail, telephone, facsimile, telegraph, the Internet, e-mail, newspapers and other publications of general distribution and in person. Morrow expects that approximately 40 of its employees will assist in the solicitation. As a result of the proxy contest initiated by LF-RB Management, RiceBran will incur substantial additional costs in connection with its solicitation of proxies. Expenses related to the solicitation of proxies from stockholders, excluding salaries and wages of our employees, are expected to aggregate up to approximately $225,000, excluding expenses RiceBran would typically incur in connection with the election of directors in an uncontested election. These expenses are expected to include the fees and expenses payable to Morrow; fees of outside counsel and other advisors to advise RiceBran in connection with the solicitation; increased mailing costs, such as the potential costs of additional mailings of solicitation material to shareholders, including printing costs, mailing costs and the reimbursement of reasonable expenses of banks, brokerage houses and other agents incurred in forwarding solicitation materials to beneficial owners of our common stock. To date, we have incurred approximately $75,000 of these solicitation costs.

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IMPORTANT

Your vote at the Meeting is important, no matter how many or how few shares you own. Please sign and date the WHITE proxy card that was previously sent to you and promptly return it in the postage-paid envelope that was provided to you.

THE BOARD STRONGLY URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD OR VOTING INSTRUCTION FORM THAT YOU MAY RECEIVE FROM LF-RB MANAGMENT OR ANY PERSON OTHER THAN RICEBRAN. Any proxy you sign from LF-RB Management for any reason could invalidate previous WHITE proxy cards sent by you to support RiceBran’s Board of Directors and its other proposals.

Only your latest dated, signed proxy card or voting instruction form will be counted. Any proxy may be revoked at any time prior to its exercise at the Meeting as described in the Proxy Statement.

IMPORTANT!
PLEASE VOTE THE WHITE PROXY CARD TODAY!

WE URGE YOU NOT TO SIGN ANY PROXY CARD OR VOTING INSTRUCTION FORM THAT MAY BE SENT TO YOU BY LF-RB MANAGEMENT, LLC

Remember, you can vote your shares by telephone or via the Internet. Please follow the easy instructions on the WHITE proxy card.

If you have any questions or need assistance in voting your shares, please contact our proxy solicitor:

MORROW & CO., LLC
470 West Avenue, Stamford, CT 06902
Call Toll Free: 800-662-5200
Call Direct: 203-658-9400
Email: ricebran@morrowco.com

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ANNEX A

ADDITIONAL INFORMATION REGARDING PARTICIPANTS IN THE SOLICITATION

Under applicable SEC rules and regulations, members of the Board, the Board’s nominees, and certain officers and other employees of the Company are “participants” with respect to the Company’s solicitation of proxies in connection with the Meeting. The following sets forth certain information about the persons who are “participants.”

Directors and Nominees

The following table sets forth the names and business addresses of the Company’s directors (all of whom are also nominees for director) as well as the names and principal business addresses of the corporation or other organization in which the principal occupations or employment of the directors is carried on. The principal occupations or employment are set forth under the heading “Proposal 1: Election of Directors” in the Proxy Statement. The business address of each of our directors is c/o RiceBran Technologies, 6720 N. Scottsdale Road, Suite # 390, Scottsdale, Arizona 85253.

Name	Business Name and Address
W. John Short	RiceBran Technologies, Chief Executive Officer
Marco V. Galante	The J.H. Chapman Group
David Goldman	D. Goldman Professional Services, LLC
Baruch Halpern	Halpern Capital, Inc.
Henk W. Hoogenkamp	Independent Management Consultant
Robert C. Schweitzer	RCS Mediation and Consulting Services
Peter A. Woog	Consultant, Business and Financial Planning

Certain Officers

The following table sets forth the name and principal occupation of the Company’s officer and employee who is a “participant” other than the Company’s Chief Executive officer who is included in the table above for the Company’s Directors and Nominees. The business address of such officer is c/o RiceBran Technologies, 6720 N. Scottsdale Road, Suite # 390, Scottsdale, Arizona 85253.

Name	Principal Occupation
Jerry Dale Belt	Chief Financial Officer, Chief Accounting Officer and Executive Vice President

Information Regarding Ownership of the Company’s Securities by Participants

The number of the Company’s securities beneficially owned by directors and named executive officers as of April 29, 2016 is set forth under the heading “Security Ownership of Certain Beneficial Owners and Management” in the Proxy Statement.

Information Regarding Transactions in the Company’s Securities by Participants

The following table sets forth purchases of the Company’s securities during the past two years by the persons listed above under “Directors and Nominees” and “Certain Officers” and their affiliates. No sales of securities were made by such persons during the past two years. Unless otherwise indicated, all transactions were in the public market or pursuant to the Company’s equity compensation plans and none of the purchase price or market value of the securities listed below is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Company Securities Purchased (May 30, 2014 through June 1, 2016)
Name	Date	Number of Shares Acquired	Notes
W. John Short	5/30/14 8/19/14 8/21/14 9/3/14 11/19/14 6/23/15 9/1/15 11/17/15 11/24/15 3/31/16 5/23/16	12,777 123,821 2,000 2,000 5,000 36,023 10,000 8,000 5,000 10,000 10,000	(1) (2) (3) (3) (3) (2) (3) (3) (3) (3) (3)

Marco Galante	6/23/15	11,527	(4)

David Goldman	8/13/15 8/19/14 11/20/14 6/23/15 9/3/15	7,000 16,772 5,000 11,527 4,000	(3) (4) (3) (4) (3)

Baruch Halpern	5/30/14 8/19/14 6/23/15	710,055 16,772 11,527	(1) (4) (4)

Henk Hoogenkamp	8/19/14 6/23/15	16,772 11,527	(4) (4)

Robert Schweitzer	8/19/14 6/23/15	20,964 14,409	(4) (4)

Peter Woog	8/19/14 11/18/14 6/23/15	12,579 15,000 11,527	(4) (3) (4)

Jerry Dale Belt	8/13/14 8/19/14 12/14/14 6/23/15	5,000 42,099 5,000 18,372	(3) (2) (3) (2)

Notes:
(1)	Represents the acquisition of shares of common stock in exchange for outstanding warrants.
(2)	Represents the issuance of common stock as executive compensation.
(3)	Open market purchase.
(4)	Represents the issuance of common stock as director compensation.

Miscellaneous Information Concerning Participants

Except as described in this Annex A or in the Proxy Statement, neither any participant nor any of their respective associates or affiliates (together, the “Participant Affiliates”) is either a party to any transaction or series of transactions since January 1, 2015 or has knowledge of any current proposed transaction or series of proposed transactions (i) to which the Company or any of its subsidiaries was or is to be a participant, (ii) in which the amount involved exceeds $120,000 and (iii) in which any participant or Participant Affiliate had, or will have, a direct or indirect material interest. Furthermore, except as described in this Annex A or in the Proxy Statement, (a) no participant or Participant Affiliate, directly or indirectly, beneficially owns any securities of the Company or any securities of any subsidiary of the Company, and (b) no participant owns any securities of the Company of record but not beneficially.

Except as described in this Annex A or in the Proxy Statement, no participant or Participant Affiliate has entered into any agreement or understanding with any person with respect to any future employment by the Company or any of its affiliates or any future transactions to which the Company or any of its affiliates will or may be a party. As reported on Form 8-K filed with the SEC on May 24, 2016, effective May 18, 2016, the Company and Mr. Belt, the Company’s Chief Financial Officer, entered into a fifth amendment to Mr. Belt’s employment agreement extending its term until June 1, 2017.

Except as described in this Annex A or in the Proxy Statement, there are no contracts, arrangements or understandings by any participant or Participant Affiliate since January 1, 2015 with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

Except as described in this Annex A or in the Proxy Statement, and excluding any director or executive officer of the Company acting solely in that capacity, no person who is a party to an arrangement or understanding pursuant to which a nominee for election as director is proposed to be elected has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Meeting.

The information required by Item 402(t) is not applicable.